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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): OCTOBER 29, 2003



                           PATTERSON-UTI ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                          0-22664               75-2504748
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
       incorporation)                                        Identification No.)



        4510 LAMESA HIGHWAY
            SNYDER, TEXAS                                         79549
(Address of principal executive offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (325) 574-6300


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         99.1 Press Release dated October 29, 2003, relating to the financial results of Patterson-UTI Energy, Inc. for the quarter ended September 30, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Patterson-UTI Energy, Inc. (the "Company") wishes to disclose its press release dated October 29, 2003, relating to the Company's financial results for the quarter ended September 30, 2003, furnished herewith as Exhibit 99.1

         The information in this report is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PATTERSON-UTI ENERGY, INC.



Dated:  October 29, 2003                       By: /s/ Jonathan D. Nelson
                                                  ------------------------------
                                                        Jonathan D. Nelson
                                                 Vice President, Chief Financial
                                                        Officer, Secretary
                                                          and Treasurer


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                                  EXHIBIT INDEX

EXHIBIT               DESCRIPTION
-------               -----------
99.1                  Press Release dated October 29, 2003, relating to the
                      financial results of Patterson-UTI Energy, Inc. for the
                      quarter ended September 30, 2003